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                                                                     Exhibit 4.5

THIS CERTIFICATE IS TRANSFERRABLE                                   COMMON STOCK
IN MILWAUKEE OR IN NEW YORK
                                                                  PAR VALUE $.01

NUMBER
                         [Vignette of People and Globe]
                                                                          SHARES

                                                               CUSIP 515086 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                LANDS' END, INC.

              Incorporated under the Laws of the State of Delaware

This Certifies that


is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Lands' End, Inc., transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

By

/s/ Robert S. Osborne
Secretary

/s/ Michael J. Smith
President

Countersigned and Registered:
     FIRSTAR TRUST COMPANY
     (Milwaukee, Wisconsin)
          Transfer Agent and Registrar

          Authorized Signature

[SEAL]
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                                     [LOGO]

                                LANDS' END, INC.

          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH IT IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common
TEN ENT--as tenants by the entireties
JT TEN --as joint tenants with right of
survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ______Custodian_______
                     (Cust)         (Minor)
under Uniform Gifts to Minors
Act__________________________
           (State)

Additional abbreviations may also be used though not in the above list.

For value received, __________________________hereby sell, assign and transfer unto

Please insert social security or other
identifying number of assignee
____________________________________________________________________________
____________________________________________________________________________
(Please Print or Typewrite Name and Address, including Zip Code of Assignee)
____________________________________________________________________________

_____________________________________________________________shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

NOTICE: The signature to this Assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.